UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PENNSYLVANIA COMMERCE BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

     N/A
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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___________________________________

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
____________________________________

Date:	May 20, 2005

Time:	9:00 a.m.

Place:	Radisson Penn Harris Hotel
1150 Camp Hill Bypass
Camp Hill, PA 17011

Matters to be voted on:

1.	Election of Directors. Election of eight (8) directors to serve until the 2006 Annual Meeting.

2.	Approval of 2006 Employee Stock Option Plan. Approval of the Pennsylvania Commerce Bancorp, Inc. 2006 Employee Stock Option Plan.

   3.   Other Business. Any other business properly brought before the shareholders at the meeting.

You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 28, 2005 (the “Record Date”). Your vote at the Annual Meeting is very important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it in the enclosed prepaid envelope. This proxy will not be used if you are present at the meeting and desire to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Peter J. Ressler
Secretary

Camp Hill, Pennsylvania
April 22, 2005

PENNSYLVANIA COMMERCE BANCORP, INC.

PROXY STATEMENT
April 22, 2005

GENERAL INFORMATION

This proxy statement has information about the Annual Meeting of Shareholders of Pennsylvania Commerce Bancorp, Inc. (“Commerce”). The management of Commerce and Commerce Bank/Harrisburg, N.A. (the “Bank”) prepared this proxy statement for the Board of Directors. We first mailed this proxy statement and the enclosed proxy card to shareholders on or about April 22, 2005.

We will pay the costs of preparing, printing and mailing the proxy and all related materials. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person.

Our executive offices are located at 100 Senate Avenue, Camp Hill, Pennsylvania 17011, and our telephone number is (717) 975-5630. Our mailing address is P. O. Box 8599, Camp Hill, Pennsylvania 17001-8599.

VOTING

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 28, 2005 (the “Record Date”). A total of 5,920,625 shares of common stock were outstanding on the Record Date and can vote at the Annual Meeting. You get one vote for each share of common stock you own. The enclosed proxy card shows the number of shares you can vote. We will hold the Annual Meeting if the holders of a majority of the shares of the common stock entitled to vote either sign and return their proxy cards or attend the meeting in person.

As of the Record Date, there were 40,000 shares of Series A Non-Cumulative Preferred Stock ("Preferred Stock") outstanding. Holders of Preferred Stock cannot vote at the Annual Meeting.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to our Transfer Agent in the enclosed prepaid envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote for the election of each of the eight director nominees and for each of the other proposals to be considered at the meeting.

What vote is required?

A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in the cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the eight candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. Abstentions and broker non-votes will be counted as shares for purposes of determining whether there is a quorum, but will not be counted or voted in favor of the election of directors or for adoption of the Employee Stock Option Plan.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the meeting. If other matters are properly presented at the Annual Meeting, the proxy holders named in the enclosed proxy card will exercise their judgment to vote your shares in a manner that they deem to be in the best interests of Commerce and its shareholders.

How are votes counted?

Our judges of election will manually count all votes, which are cast in person or by proxy at the Annual Meeting. Voting is an important right of shareholders. If you abstain or otherwise fail to cast a vote on any matter, the abstention or failure is not a vote and will not be counted. Broker non-votes (shares of common stock held in record name by your broker or nominee for which (i) you have not provided voting instructions, (ii) the broker or nominee does not have discretion to vote on your behalf, and (iii) the broker or nominee has indicated on the proxy that it does not have authority to vote on such matters) will also not be counted as votes.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by:

•	giving Commerce’s secretary a written notice revoking your proxy card; or
•	signing, dating and returning to us a new proxy card.

We will honor the proxy card with the latest date.

Can I vote in person at the Annual Meeting?

Yes. We encourage you to complete and return the proxy card to ensure that your vote is counted. However, you may attend the meeting and vote in person whether or not you have previously returned a proxy card.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL SHAREHOLDERS

The following table sets forth certain information, as of March 28, 2005, concerning the number and percentage of shares of our common stock beneficially owned by our directors, our Named Executive Officers, and by our directors and executive officers as a group. In addition, the table includes information with respect to other persons known to us who own or may be deemed to own more than five percent of our common stock as of March 28, 2005.

The address for each executive officer and director is c/o Pennsylvania Commerce Bancorp, Inc., 100 Senate Avenue, P.O. Box 8599, Camp Hill, PA 17001-8599.

Name of Beneficial Owner or Identity of Group	Number of Shares Beneficially Owned	[1]	Percentage of Common Stock Beneficially Owned	[1]

James R. Adair	23,519	[2]	*
John J. Cardello, CPA	6,051	[3]	*
Douglas S. Gelder	141,045	[4]	2.37%
Alan R. Hassman	234,963	[5]	3.95%
Howell C. Mette	135,623	[6]	2.28%
Gary L. Nalbandian	557,122	[7]	9.02%
Michael A. Serluco	172,927	[8]	2.92%
Samir J. Srouji, M.D.	156,723	[9]	2.63%

Named Executive Officers Who are not Directors

Rory G. Ritrievi	35,346	[10]	*
David B. Skerpon	12,012	[11]	*
Mark A. Zody	106,201	[12]	1.77%
All Directors and Executive Officers
of Commerce, as a group (12 Persons)	1,680,774	[13]	25.91%

Other Five Percent Beneficial Shareholders

Commerce Bancorp, Inc.
Commerce Atrium
1701 Route 70 East
Cherry Hill, NJ 08034	666,800		11.26%

Wellington Management Company, LLP
75 State Street
Boston, MA 02109	333,600		5.63%

----------------------
* less than 1%

1
The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after March 28, 2005. Shares subject to outstanding stock options, which an individual has the right to acquire within 60 days after March 28, 2005, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities.

2
Includes 164 shares owned by Mr. Adair’s wife, Carol Adair. Also includes 10,773 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 2001 Stock Option Plan for Non-Employee Directors.

3	Includes 3,591 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 2001 Stock Option Plan for Non-Employee Directors.

4	Includes 32,319 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Stock Option Plans for Non-Employee Directors.

5
Includes 55,358 shares owned by Mr. Hassman’s wife, Gloria Hassman. Also includes 32,319 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Stock Option Plans for Non-Employee Directors.

6	Includes 32,319 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Stock Option Plans for Non-Employee Directors.

7
Includes 107,130 shares held by Mr. Nalbandian’s individually directed participant account in the NAI/CIR Profit Sharing Trust with respect to which Mr. Nalbandian has sole voting power; 21,065 shares held in trust by Mr. Nalbandian or Dorothy Nalbandian for the benefit of Mr. Nalbandian’s children; and 6,950 shares owned by Mr. Nalbandian’s wife, Jamie Nalbandian. Also includes 255,667 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1986 and 1996 Employee Stock Option Plans.

8	Includes 10,773 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Stock Option Plans for Non-Employee Directors.

9
Includes 22,750 shares owned by Dr. Srouji’s wife, Gillian Srouji, 1,162 shares owned jointly by Dr. Srouji and his wife, and 24,784 shares held by Dr. Srouji’s self-directed participant account in the Plastic Surgery P.C. Profit Sharing Plan. Also includes 32,319 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Stock Option Plans for Non-Employee Directors.

10
Includes 494 shares owned jointly by Mr. Ritrievi and his wife. Also includes 28,867 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1996 Employee Stock Option Plan.

11	Includes 11,074 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1996 Employee Stock Option Plan.

12
Includes 8,752 shares owned jointly by Mr. Zody and his wife. Also includes 75,858 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1986 and 1996 Employee Stock Option Plans.

13
Includes an aggregate of 565,380 shares of Commerce common stock issuable to directors and executive officers of Commerce under Commerce’s 1990 and 2001 Stock Option Plans for Non-Employee Directors and Commerce’s 1986 and 1996 Employee Stock Option Plans. This total also includes 99,242 shares beneficially owned by Peter J. Ressler, Corporate Secretary. Mr. Ressler has been Secretary of the Bank since 1985 and of Commerce since 1999. Mr. Ressler is a shareholder in the law firm, Mette, Evans & Woodside in Harrisburg, PA.

ELECTION OF DIRECTORS OF COMMERCE

The Bylaws of Commerce provide as follows:

•	the board of directors may, from time to time, fix the number of directors;
•	the board will consist of not less than five nor more than twenty-five directors; and
•	directors will be elected for a one-year term.

The Board of Directors has determined that there will be eight directors. Pursuant to the Pennsylvania Business Corporation Act (“PBCA”), the election of directors will be determined by a plurality vote and the eight nominees receiving the most “FOR” votes will be elected. Shares may be voted “FOR” or withheld from each nominee. Abstentions and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the shares cast for the directors.

The Board of Directors unanimously recommends a vote “FOR” the election as directors of the nominees named herein.

All of the nominees are currently members of the Board of Directors and each of them has consented to serve if elected. Commerce does not have separate classes of directors. Although we do not know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election.

The proxy holders named on the proxy card intend to vote for the election of the eight persons listed as director nominees to serve until the 2006 Annual Meeting. If you return a signed proxy card without voting instructions, your proxy will be voted in favor of the election of those nominees. Each nominee is currently a director of Commerce and the Bank. All nominees for election were unanimously recommended by the Board of Directors.

The following table shows the name and age of each nominee for election as director.

Name & Age	Position	Director Since

Gary L. Nalbandian, 62	Chairman, President and CEO of Commerce and the Bank	1985

James R. Adair, 57	Director of Commerce and the Bank	2001

John J. Cardello, 44	Director of Commerce and the Bank	2004

Douglas S. Gelder, 55	Director of Commerce and the Bank	1988

Alan R. Hassman, 65	Director of Commerce and the Bank	1985

Howell C. Mette, 77	Director of Commerce and the Bank	1985

Michael A. Serluco, 64	Director of Commerce and the Bank	1985

Samir J. Srouji, M.D., 68	Director of Commerce and the Bank	1985

Except as otherwise stated below, the principal occupation indicated has been the person’s principal occupation for at least the last five years.

Gary L. Nalbandian. Mr. Nalbandian, a director of the Bank since 1985 and of Commerce since 1999, has been Chairman of the Bank since 1985 and Commerce since 1999. Mr. Nalbandian has been President/CEO of the Bank and Commerce since February 15, 2002. Mr. Nalbandian has also been the co-owner of NAI/Commercial-Industrial Realty Co. (NAI/CIR), Camp Hill, PA since 1969.

James R. Adair. Mr. Adair, a director of the Bank and of Commerce since 2001, has also been the Owner of Adair Construction Services since 2003. Mr. Adair was also the President/CEO of Alexander Constructors, Inc. for the period 1997-2003.

John J. Cardello. Mr. Cardello, a director of the Bank and of Commerce since 2004, is a Partner at Seligman, Friedman and Company, P.C. in York, PA, which engages in the accounting and consulting business.

Douglas S. Gelder. Mr. Gelder, a director of the Bank since 1987 and of Commerce since 1999, is the President and Owner of DSG Development (a land development company) in Hershey, PA.

Alan R. Hassman. Mr. Hassman, a director of the Bank since 1985 and of Commerce since 1999, is the President of ARH, Inc. and Keystone Lodging Enterprises, in Camp Hill, PA, which engages in the restaurant and hotel business.

Howel1 C. Mette. Mr. Mette, a director of the Bank since 1985 and of Commerce since 1999, is a shareholder in the law firm, Mette, Evans & Woodside in Harrisburg, PA.

Michael A. Serluco. Mr. Serluco, a director of the Bank since 1985 and of Commerce since 1999 is the owner of Consolidated Properties in Wormleysburg, PA, which engages in the business of real estate investment.

Samir J. Srouji, M.D. Dr. Srouji, a director of the Bank since 1985 and of Commerce since 1999 is a physician-surgeon at Plastic Surgery, P.C. in Camp Hill, PA.

Independence of Directors

The Board of Directors of Commerce has determined that all the directors with the exception of Mr. Nalbandian, Mr. Adair and Mr. Mette are independent as defined in the NASDAQ Marketplace Rules. Pursuant to the NASD Listing Standards Rule 4200, a company’s Board of Directors is allowed to appoint one non-independent member to serve up to two years as a member of its Compensation Committee and/or Nominating Committee. To qualify as a non-independent member under the exceptional and limited circumstances rule, among other things, neither the member nor their family members can currently be an officer or employee of the company. Based upon this rule, Commerce’s Board of Directors determined that James R. Adair meets the qualifications of the exceptional and limited circumstances rule and has appointed him as Chairman of its Nominating and Corporate Governance Committee and a member of its Compensation Committee. The Board of Directors, as well as its independent directors, believes it was important to appoint Mr. Adair to these Committees because he maintains a wealth of knowledge about Commerce, its business objectives and goals and has expertise in the banking industry. The Board of Directors believes that, because of his specific experience, Mr. Adair is instrumental in helping articulate Commerce’s overall philosophy, culture and future direction to the Committees. Commerce’s independent directors intend to meet in Executive Session at least two times annually.

Related-Party Transactions

During 2004, the Bank had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers, and principal shareholders (and their associates) of Commerce on the same terms, including interest rates and collateral on loans as those prevailing at the same time for comparable transactions with others. Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features. The loans to these persons and companies amounted to less than 3% of total loans outstanding as of December 31, 2004.

Howell C. Mette, a director and 2.28% beneficial shareholder of Commerce, is a shareholder in the law firm of Mette, Evans & Woodside, which Commerce retained during 2004, and intends to retain during 2005. The law firm received professional fees totaling $259,000 in 2004, $271,000 in 2003 and $290,000 in 2002.

Michael A. Serluco, a director and 2.92% beneficial shareholder of Commerce receives rental income from the Bank for land that contains an advertising billboard, which is owned by the Bank. The Bank paid $25,000 on the lease during 2004, 2003 and 2002.

James R. Adair, a director and less than 1% beneficial shareholder of Commerce, is the owner of Adair Construction Services, which the Bank paid $1.6 million in 2003 to build two branch offices.

Gary L. Nalbandian, Chairman, President and CEO of Commerce and the Bank, and a 9.02% beneficial shareholder of Commerce owns NAI/Commercial-Industrial Realty Co. The Bank utilizes NAI/Commercial-Industrial Realty Co to identify sites for its store expansions. In connection with these transactions, NAI/Commercial-Industrial Realty Co. received commissions totaling $111,720 in 2004, $166,470 in 2003 and $69,000 in 2002, from independent third parties related to real estate transactions conducted on behalf of the Bank. Management believes such expenses were substantially equivalent to those that would have been paid to unaffiliated companies for similar services.

As of March 28, 2005, Commerce Bancorp, Inc. (“Bancorp”), owned 11.26% of Commerce’s common stock, 100% of Commerce’s Series A preferred stock, warrants that entitle Bancorp to purchase 287,332 shares (as adjusted for common stock dividends and stock splits) of our common stock in the event of a “change control” (as defined in the Warrant Agreement) and 100% of Commerce’s Trust Capital Securities. Under a Network Agreement, Bancorp, through its subsidiary, Commerce Bank, N.A., a national bank located in Cherry Hill, New Jersey, provides various services to the Bank including:

•	maintaining the computer wide area network;
•	proof and encoding;
•	deposit and loan account statement rendering;
•	ATM/VISA Check Card processing;
•	data processing;
•	advertising support; and
•	call center support.

These services are provided for a monthly fee. The Bank paid approximately $2.0 million, $1.4 million, and $1.2 million for services provided by Bancorp during 2004, 2003, and 2002 respectively. Insurance premiums and commissions, which are paid to a subsidiary of Bancorp, are included in this total.

On September 29, 2004, Commerce issued and sold 200,000 shares (adjusted for stock split) of our common stock to Bancorp in a private placement transaction at a purchase price of $22.83 per share (adjusted for stock split). The purchase price per share was equal to the average of the closing sale prices of Commerce’s common stock on the NASDAQ Small Cap Market for the five trading day (i.e. dates on which trades occurred) period ending on September 28, 2004. In connection with the private placement transaction, Commerce entered into a registration rights agreement with Bancorp whereby Commerce granted Bancorp “demand” and “piggy-back” registration rights with respect to the shares purchased. Bancorp may exercise its “demand” right at any time from and after March 29, 2005 by providing Commerce with a written request that it file a registration statement covering the shares purchased. Bancorp may only exercise this “demand” right once and this right is subject to certain exceptions. In connection with Bancorp’s “piggy-back” rights, Commerce must notify Bancorp in writing at least 15 days prior to the filing of any registration statement for purposes of a public offering of any of its securities (including, but not limited to, registration statements relating to secondary offerings of its securities, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and Commerce must afford Bancorp an opportunity to include in such registration statement all or part of the shares purchased. Bancorp’s registration rights under the registration rights agreement expire if all shares purchased by Bancorp may be immediately sold under Rule 144 promulgated pursuant to the Securities Act.

Additionally, the Bank occasionally participates in loans with Commerce Bank, N.A. At December 31, 2004 approximately $2.1 million of these participations were outstanding.

A federal funds line of credit was established with Commerce Bank, N.A. in the amount of $10.0 million at a rate of interest based upon the overnight federal funds rate, which could be drawn upon if needed. The balance at December 31, 2004 on this line was $0.

Board Composition and Compensation

Commerce’s bylaws provide that the Board of Directors will consist of not less than five nor more than 25 directors; the Board of Directors may, from time to time, fix the number of directors; and directors will be elected for a one-year term. Commerce’s board is currently comprised of eight directors.

Each Commerce director, including Mr. Nalbandian, received an annual fee of $2,000 plus a fee of $1,300 for each regular monthly meeting of the Board of Directors attended in 2004. Each director who is an active member of the Audit Committee or the Executive Committee received $300 for each committee meeting attended. Each director who is an active member of Nominating and Corporate Governance Committee, Real Estate Committee or Compensation Committee received $200 for each committee meeting attended. In addition, the Chairman of the Audit Committee and the Chairman of the Executive Committee received an additional fee of $3,000 per quarter and the Chairman of the Nominating and Corporate Governance Committee received an additional fee of $1,500 per quarter. Also, the Chairman of the Compensation Committee received an additional fee of $500 for each meeting of this committee attended and the Chairman of the Real Estate Committee received an additional fee of $300 for each meeting attended. The annual fee for 2005 will be $2,000 and the monthly Board of Directors meeting fee will be $1,400. The committee meeting fees will remain the same as was paid in 2004.

2001 Stock Option Plan for Non-Employee Directors

In 2000, the shareholders of Commerce adopted the 2001 Director's Stock Option Plan. A total of 243,100 shares (as adjusted for stock dividends and stock splits) are subject to the plan. The option price is the fair market value of the shares at the time Commerce grants the option. Options are not transferable other than by will or laws of descent and distribution. A director can exercise options only while a director of Commerce or that period of time after he/she otherwise ceases so to serve as determined by the Board of Directors. If a director dies within the option period, the director’s estate may exercise the option within three months of his or her death.

A director cannot exercise an option before the earlier of (i) one year from the date we grant the option, or (ii) a "change in control" of Commerce (as defined in the plan) occurs. Options expire ten years after the date of grant.

The number of shares subject to option and the option price will be appropriately adjusted if the number of issued shares is decreased or increased by changes in par value, a combination, stock dividend and the like.

For the year ended December 31, 2004, each non-employee director was granted an option to purchase 3,591 shares (as adjusted for stock dividends and stock splits) of Commerce common stock. These options were not exercisable in 2004.

Attendance at Annual Meeting

The Board of Directors has adopted a policy that all of its directors should be present at Commerce’s Annual Meeting, absent extenuating circumstances. All of the directors of Commerce were in attendance at the Annual Meeting of Shareholders held May 21, 2004.

Meetings and Committees of the Board of Directors

The Board of Directors met twelve (12) times during 2004. In 2004 each director attended more than 75% of the total number of meetings of the Board of Directors including all committees of Commerce and the Bank, of which they are members.

Commerce’s non-management directors have regularly scheduled meetings without any management directors in attendance at least two times a year.

The Board of Directors of Commerce has established five (5) committees:

•	the Audit Committee;
•	the Nominating and Corporate Governance Committee;
•	the Compensation Committee;
•	the Executive Committee; and
•	the Real Estate Committee.

Information with respect to the Audit, Compensation and Nominating and Corporate Governance Committees is listed below.

Audit Committee. The general functions performed by the Audit Committee include supervising and recommending to the Board of Directors changes in audit procedures, the hiring of independent certified public accountants, reviewing the complete audit of the financial statements of Commerce and its subsidiaries, reviewing and making recommendations to the Board of Directors regarding the internal auditor’s report and the certified public accountants’ audit report, reviewing examination reports by state and federal banking regulators, and the monitoring of risks, which includes reviewing the adequacy of internal controls and assessing the extent to which audit recommendations have been implemented. The members of the Audit Committee are John J. Cardello (Chairman), Douglas S. Gelder, Alan R. Hassman and Dr. Samir J. Srouji. The Committee met four times in 2004. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on Commerce’s website, www.commercepc.com, under the "Investor Relations" section in "Corporate Governance." Each member of the Committee is independent, as defined by the NASDAQ Marketplace Rules and the applicable rules of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Cardello is an Audit Committee financial expert, as defined by the SEC.

Compensation Committee. The functions of the Compensation Committee are to evaluate Commerce’s compensation policies and plans, to review and evaluate the individual performance of Commerce’s directors, establish the compensation of the President/CEO, recommend to the Board of Directors the compensation of the other executive officers and review recommendations on the compensation of the remaining officers of the Bank. The members of the Compensation Committee are Alan R. Hassman (Chairman), James R. Adair, Douglas S. Gelder and Michael A. Serluco. Each of the members of the Committee is independent, as defined in the NASDAQ Marketplace Rules with the exception of Mr. Adair. Please refer to the section titled “Independence of Directors” on page 6 for further discussion regarding director independence. The Committee met one time in 2004. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on Commerce’s website, www.commercepc.com, under the “Investor Relations” section in “Corporate Governance”. The report of the Compensation Committee appears on page 16 of this Proxy Statement.

Nominating and Corporate Governance Committee. The functions of the Nominating and Corporate Governance Committee (the Committee) are to identify individuals qualified to become directors and recommend that the Board of Directors select the candidates for directorship to be filled by the Board of Directors or by the shareholders; develop and recommend to the Board of Directors a set of corporate governance principles applicable to Commerce and otherwise take a leadership role in shaping our corporate governance. The members of the Committee, are James R. Adair (Chairman), Douglas S. Gelder and Dr. Samir J. Srouji. Each member of the Committee is independent, as defined by the NASDAQ Marketplace Rules with the exception of Mr. Adair. Please refer to the section title “Independence of Directors” on page 6 for further discussion regarding director independence. The Committee met 4 times during 2004. The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on Commerce’s website, www.commercepc.com, under the "Investor Relations" section in "Corporate Governance."

Process for Identifying and Evaluating Nominees for Director. The Nominating and Corporate Governance Committee will utilize current members of the Board of Directors, management and other appropriate sources to identify potential nominees. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors, and recommend nominees for approval by the Board of Directors and shareholders. The Committee’s process for the consideration of potential nominees will be the same for nominees identified by shareholders, as well as the other sources identified above.

The Nominating and Corporate Governance Committee will receive and consider nominee recommendations that shareholders address to the Secretary of Commerce at the address listed on the first page of this proxy statement. If shareholders wish to nominate candidates for election at Commerce’s Annual Meeting of Shareholders, however, they must comply with additional procedures contained in Commerce’s Bylaws. To nominate someone at the Annual Meeting, you must deliver or mail a notice to the Secretary of Commerce no less than 45 days prior to the date of the Annual Meeting. Your notice must state your name and residence address and the number of shares of Commerce that you own. Your notice must also contain the following information on each proposed nominee:

•
a representation that you are a holder of record of common stock of Commerce entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to vote for the person or persons nominated;

•	the name, address and age of the nominee;
•	the principal occupation of the nominee;
•	the number of shares of Commerce’s common stock owned by the nominee;
•	the total number of shares that, to your knowledge, will be voted for the nominee;
•	a description of all arrangements and understandings between you and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by you;
•
such other information regarding each nominee proposed by you as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating and Corporate Governance Committee; and

•	the consent of each nominee to serve as a director of Commerce if so elected.

If you do not follow this procedure, the Chairman of the meeting will disregard a nomination made at the Annual Meeting, and the judges of election will disregard any votes cast for your nominees.

Director Qualifications. Nominees for director will be selected on the basis of outstanding achievement in their careers; board experience; education; independence under applicable NASDAQ and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board of Directors and committee duties. Nominees should also have experience in the banking industry and knowledge about the issues affecting the banking industry. Nominees should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Commerce's shareholders. They must also have an inquisitive and objective perspective, practical experience and mature judgment. Commerce endeavors to have a Board of Directors representing diverse experiences and policy-making levels in business, government, education and technology, and in other areas relevant to Commerce's activities. Directors are expected to attend scheduled board and committee meetings and to be prepared for the meetings by reviewing the materials provided to them in advance of the meetings. Nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the board for an extended period of time. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

Additional criteria apply to directors being considered to serve on a particular committee of the Board of Directors. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand Commerce's financial statements.

Identifying and Evaluating Nominees for Director. The Nominating and Corporate Governance Committee assesses the appropriate size of the board in accordance with the limits fixed by Commerce's charter and Bylaws, whether any vacancies on the board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other board members as well as management, shareholders and other parties. The Nominating and Corporate Governance Committee also has the authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

In the case of an incumbent director, the Nominating and Corporate Governance Committee reviews such director's service to Commerce during the past term, including, but not limited to, the number of board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating and Corporate Governance Committee meeting at which such director's potential nomination for election as a director is discussed by the Nominating and Corporate Governance Committee.

In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under applicable NASDAQ Rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee or the Board of Directors will interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in the case of a new candidate, the Nominating and Corporate Governance Committee makes a decision as to whether to recommend that the Board of Directors nominate the director candidate for election at the shareholders meeting.

Corporate Governance Matters

The corporate governance policies of Commerce are set forth in the Corporate Governance Guidelines approved by the Board of Directors. The Corporate Governance Guidelines include information regarding the functions, responsibilities, qualifications and composition of the Board of Directors and other matters. A copy of the Corporate Governance Guidelines, as approved by the Board of Directors, along with the Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers, can be found on Commerce’s website, www.commercepc.com, under the “Investor Relations” section in “Corporate Governance”.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee members are Alan R. Hassman (Chairman), James R. Adair, Douglas S. Gelder and Michael A. Serluco. No person who served, as a member of the Compensation Committee during 2004 was a current or former employee of Commerce or any of our subsidiaries or, except as previously disclosed, engaged in certain transactions with Commerce required to be disclosed by regulations of the SEC. Additionally, there was no Compensation Committee “interlocks” during 2004, which generally means that no executive officer of Commerce served as a director or member of the Compensation Committee or another entity, one of whose executive officers served as a director or member of the Compensation Committee of Commerce.

Shareholder Communications with the Board

Shareholders who wish to communicate directly with the Board of Directors may direct such communications in writing, via letter to the Audit Committee Chairman, c/o Pennsylvania Commerce Bancorp, Inc., 100 Senate Avenue, Camp Hill, PA 17011. The Audit Committee Chairman will convey any and all such communications to the full Board of Directors for consideration and review or, if requested by the shareholder, to an individual Board member.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee met with management on March 4, 2005 to review and discuss the audited financial statements of Commerce with respect to fiscal year 2004. Additionally, the Audit Committee met with Beard Miller Company LLP, Commerce’s independent accountants and discussed the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with Beard Miller Company LLP its independence. Based on these discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Commerce’s Annual Report on Form 10-K.

By: John J. Cardello (Chairman), Douglas S. Gelder, Alan R. Hassman and Dr. Samir J. Srouji.

EXECUTIVE OFFICERS

The following table shows the name, age, position, and business experience for the past five years of each of Commerce’s executive officers included in the Summary Compensation Table determined in accordance with the rules and regulations of the SEC.

		Positions with Commerce and/or its Subsidiaries
Name	Age	Principal Occupation

Gary L. Nalbandian	62	Chairman, President and CEO of Commerce and the Bank[1]

Rory G. Ritrievi	41	Executive Vice President and Chief Lending Officer of Commerce and the Bank

David B. Skerpon	44	Executive Vice President and Chief Retail Officer of Commerce and the Bank[2]

Mark A. Zody	41	Chief Financial Officer and Treasurer of Commerce and the Bank

1	Mr. Nalbandian became Chairman/President/CEO of Commerce and the Bank in February 2002. Prior thereto, Mr. Nalbandian was the Chairman of the Board since 1985.

2
Mr. Skerpon became Executive Vice President/Chief Retail Officer of Commerce and the Bank on March 4, 2002. Mr. Skerpon served as Senior Vice President of the Bank from September 2000 to August 2001. Prior to joining the Bank in September 2000, Mr. Skerpon served as President of the Commonwealth Region of Mellon Bank.

Code of Ethics

Commerce has adopted a Code of Ethics that is applicable to its Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and other designated executive officers. A copy of the Code of Ethics can be found under “Corporate Governance” in the “Investor Relations” section of Commerce’s website at www.commercepc.com.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table is a summary of certain information concerning the compensation during the last three fiscal years awarded or paid to, or earned by Commerce’s Chief Executive Officer and each of Commerce’s other most highly compensated executive officers who earned more than $100,000 in salary and bonus during Commerce’s last fiscal year (“Named Executive Officers”).

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options[1]	All Other Compensation[2]

Gary L. Nalbandian	2004	$250,000	$65,000	-	30,000	$20,363
Chairman, President and	2003	215,000	40,000	-	31,500	19,400
CEO of Commerce	2002	150,000	40,000	-	-	17,584
and the Bank

Rory G. Ritrievi	2004	$185,000	$30,000	-	10,000	$13,525
Executive Vice President	2003	175,000	15,000	-	10,500	13,734
and Chief Lending Officer	2002	167,000	15,000	-	-	13,493
of Commerce and the Bank

David B. Skerpon	2004	$175,000	$20,000	-	8,500	$1,938
Executive Vice President	2003	168,000	10,000	-	13,650	2,146
and Chief Retail Officer	2002	160,000	9,000	-	-	-
of Commerce and the Bank[3]

Mark A. Zody	2004	$147,500	$20,000	-	8,500	$6,030
Chief Financial Officer and	2003	132,500	10,000	-	8,400	6,086
Treasurer of Commerce	2002	118,000	10,000	-	-	5,674
and the Bank

1
Adjusted to reflect the two-for-one stock split paid on February 25, 2005. In mid-2002, Commerce changed its policy for granting Incentive Stock Options to executive officers so that all such options are now granted in the first quarter of each year. As a result, there were no stock options granted to executive officers in calendar 2002.

2
Includes (a) annual retainer fee and monthly director meeting fees for Mr. Nalbandian of $17,600 in 2004, $16,400 in 2003, and $15,900 in 2002; (b) contributions by the Bank to the 401(k) Retirement Savings Plan for (i) Mr. Nalbandian - $2,763 in 2004, $3,000 in 2003, and $1,684 in 2002; (ii) Mr. Ritrievi - $2,085 in 2004, $2,294 in 2003, and $2,053 in 2002; (iii) Mr. Skerpon - $1,938 in 2004 and $2,146 in 2003; and (iv) Mr. Zody - $1,585 in 2004, $1,801 in 2003, and $1,481 in 2002; (c) tuition reimbursement for Mr. Ritrievi of $11,440 in 2004, 2003 and 2002; (d) life insurance premiums for Mr. Zody - $2,402 in 2004, $2,343 in 2003 and 2002; and (e) long-term disability premiums for Mr. Zody - $2,043 in 2004, $1,942 in 2003, $1,850 in 2002.

3
Mr. Skerpon became Executive Vice President/Chief Retail Officer of Commerce and the Bank on March 4, 2002. The amount listed reflects his annualized salary for the year 2002. Prior to joining the Bank, Mr. Skerpon served as President of the Commonwealth Region of Mellon Bank.

Employee Stock Options

In 1996, Commerce shareholders adopted the 1996 Employee Stock Option Plan (the Plan). The Plan replaced the 1986 Incentive Stock Option Plan, which expired December 31, 1995. We reserved 1,254,738 shares of common stock (adjusted for all stock dividends and stock splits) for issuance under the Plan. The Plan will expire on December 31, 2005. The purpose of the Plan is to provide additional incentive to employees of Commerce and the Bank by encouraging them to invest in Commerce’s common stock and thereby acquire a proprietary interest in Commerce and an increased personal interest in Commerce's continued success and progress.

The Plan is administered by the Compensation Committee, which is appointed by the Board of Directors and consists only of directors who are not eligible to receive options under the Plan. The Compensation Committee determines in concert with senior management, among other things, which officers and employees receive an option or options under the Plan, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability and, subject to certain other provisions to be discussed below, the option price and duration of the option. Incentive stock options first exercisable by an employee in any one year under the Plan may not exceed $100,000 in value (determined at the time of grant). The Compensation Committee may, in its discretion, modify or amend any of the option terms herein described, provided that if an incentive stock option is granted, the option as modified or amended continues to be an incentive stock option.

In the event of any change in the capitalization of Commerce, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. The option price for options issued under the Plan must be at least equal to 100% of the fair market value of the Commerce common stock as of the date the option is granted.

Options granted prior to January 1, 2005 pursuant to the Plan are not exercisable until one year after the date of grant and then are exercisable pursuant to a schedule based on years of service or the option holding period. Options granted after January 1, 2005 pursuant to the Plan are not exercisable until one year after the date of grant and then are exercisable evenly over four years from the date of grant. Under the Plan, in the event of a "change in control" of Commerce, as defined in the Plan, each optionee may exercise the total number of shares then subject to the option. The Compensation Committee has the authority to provide for a different rate of option exercisability for any optionee.

Under the Plan, unless terminated earlier by the option's terms, both incentive stock options and non-qualified stock options expire ten years after the date they are granted. Options terminate three months after the date on which employment is terminated (whether such termination be voluntary or involuntary), other than by reason of retirement, death or disability. The option terminates three years from the date of termination due to retirement or death and one year from the date of termination due to disability (but not later than the scheduled termination date). During an optionee's lifetime, the option is exercisable only by the optionee including, for this purpose, the optionee's legal guardian or custodian in the event of disability.

Executive Stock Option Grants in Fiscal Year 2004

During 2004, Commerce granted stock options to purchase an aggregate of 153,090 shares of Commerce common stock (as adjusted for all stock splits and stock dividends) at an average exercise price of $25.37 per share (as adjusted for all stock splits and stock dividends) under the Plan. During 2004, a total of 131,267 options were exercised under the Plan.

The following table shows the stock options granted to the Named Executive Officers in 2004.

Name	Number of Securities Underlying Options Granted[1]	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)[1]	Expiration Date	Grant Date Present Value[2]

Gary L. Nalbandian	30,000	20.49%	$25.38	2/20/2014	$292,443

Rory G. Ritrievi	10,000	6.83%	25.38	2/20/2014	91,131

David B. Skerpon	8,500	5.80%	25.38	2/20/2014	74,762

Mark A. Zody	8,500	5.80%	25.38	2/20/2014	82,859

1	Adjusted to reflect the two-for-one stock split paid on February 25, 2005.

2
We used the Black-Scholes option-pricing model to estimate the grant date present value of the options. We are not endorsing the accuracy of this model. All stock option valuation models, including the Black-Scholes model, require a prediction about future stock prices. The assumptions used in calculating the values shown above were expected volatility of .207, a risk free rate of return of 3.56%, weighted-average life of ten years and no cash dividends. The real value of the options will depend upon the actual performance of Commerce common stock during the applicable period.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004
AND FISCAL YEAR 2004 END OPTION VALUES

The following table sets forth certain information concerning the number and value of individual exercises of stock options during 2004 as well as the number and value of unexercised options to purchase our common stock held at the end of fiscal year 2004 by the Named Executive Officers. All shares in the table below have been adjusted to reflect the two-for-one stock split paid February 25, 2005.

			Number of Securities Underlying Unexercised Options at Year End 2004[2]		Value of Unexercised In-the-Money Options at Year End 2004[3]
Name	Shares Acquired on Exercise	Value Realized[1]	Exercisable	Unexercisable	Exerciseable	Unexercisable

Gary L. Nalbandian	32,576	$812,120	225,667	30,000	$4,615,145	$183,600

Rory G. Ritrievi	1,000	12,860	23,867	18,145	401,912	178,355

David B. Skerpon	-	-	3,412	18,737	46,130	190,424

Mark A. Zody	6,514	172,165	67,358	8,500	1,395,843	52,020

1
Represents the number of shares acquired upon exercise multiplied by the difference between the fair market value of Commerce’s common stock on the date of exercise and the exercise price paid by the executive officer.

2	Exercisable stock options are fully vested. Stock options to vest in the future are reported as unexercisable.

3
The dollar values were calculated by determining the difference between the closing trading price of Commerce common stock at December 31, 2004, which was $31.50 per share (adjusted for the 2-for-1 stock split paid on February 25, 2005), and the exercise price of each stock option as of December 31, 2004.

REPORT OF THE COMPENSATION COMMITTEE

Only outside non-employee directors serve on the Compensation Committee. Through our executive compensation policy, we seek to achieve the following goals in determining the compensation of our executive officers:

•	integrate compensation with Commerce’s and the Bank’s annual and long-term performance goals;
•	reward exceptional performance;
•	recognize individual initiative and achievements;
•	attract and retain qualified executives;
•	provide compensation packages competitive with those offered by other similar bank holding companies and banks; and
•	encourage stock ownership by executive officers.

We seek to attract and retain superior talent, reward performance and align the interests of our executive officers with the long-term interests of our shareholders. Our executive officers receive compensation packages consisting of base salary, annual performance bonus, stock option grants and various employee benefits including contributions under Commerce’s 401(k) Retirement Savings Plan. The Compensation Committee bases its recommendations for compensation on objective factors, such as those set forth below, and its subjective evaluation of the individual’s performance of specified goals.

We award annual performance bonuses to provide direct cash incentives to executive officers and other employees. In evaluating Commerce’s financial performance, the Compensation Committee considers budgets set by the board as well as the performance of a peer group of institutions similar to Commerce. We award stock options to encourage officers and other employees to remain employed with Commerce by providing them with a long term interest in Commerce’s overall performance. Among other things, the Committee considers data from third party Executive Compensation Reviews and data compiled by Human Resource Partners, which used a peer analysis of similarly sized Pennsylvania bank holding companies. The Executive Compensation Reviews compare:

•	asset size;
•	the salaries of the chief executive officer and other executive officers;
•	return on average assets; and
•	return on average equity.

The Compensation Committee also considers the performance of Commerce’s common stock on the NASDAQ National Stock Market, particularly compared with the performance of the stock of other comparable bank holding companies. The Compensation Committee does not make its recommendations based solely on corporate performance. The Committee also considers subjective factors. However, the Committee considers peer group information and corporate performance to be significant factors in determining executive compensation.

Mr. Nalbandian

Gary L. Nalbandian was Commerce’s Chairman and President (Chief Executive Officer) for 2004. Mr. Nalbandian’s base salary is set competitively relative to other chief executive officers in financial service companies of similar asset size to Commerce. In determining Mr. Nalbandian’s base salary, as well as annual performance bonus, the Compensation Committee reviewed independent compensation data and Commerce’s performance as compared against budgets and peer businesses. As with Commerce’s other executive officers, Mr. Nalbandian’s total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting. For 2004, Mr. Nalbandian received an annual salary of $250,000 and earned a bonus of $65,000. He was also a participant in the Commerce Employee Stock Option Plan. Pursuant to Commerce’s Employee Stock Option Plan, Mr. Nalbandian received stock options to purchase 30,000 shares (adjusted for the two-for-one stock split in February 2005) of Commerce’s common stock at an exercise price of $25.38 per share (adjusted for the two-for-one stock split). These options, granted in February of 2005, were based on 2004 performance.

Other Executive Officers

With respect to the compensation of Commerce’s other Named Executive Officers, the Compensation Committee considers information provided by the Chief Executive Officer about each one including:

•	level of individual performance;
•	contribution to the organization; and
•	salary history.

The Compensation Committee also considers:

•	the earnings of Commerce and the Bank;
•	the peer group compensation information discussed above;
•	individual performance factors; and
•	its subjective evaluation of the services provided by each Named Executive Officer.

You can see more information about the compensation paid to Commerce’s Named Executive Officers in the Summary Compensation Table on page 13 of this Proxy Statement.

COMPENSATION COMMITTEE

                         Alan R. Hassman, Chairman
 James R. Adair
 Douglas S. Gelder
 Michael A. Serluco

Financial Performance

The following graph shows the yearly percentage change in Commerce's cumulative total shareholder return on its common stock from December 31, 1999 to December 31, 2004 compared with the cumulative total return of a NASDAQ Bank Index and the NASDAQ Composite Market Index.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

Pennsylvania Commerce Bancorp (“COBH”) NASDAQ Bank Index
NASDAQ Composite Market Index

Year-End 1999 to Year-End 2004

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors, executive officer and persons who own more than 10% of our common stock must file with the SEC indicating the number of shares of Commerce common stock they beneficially own and changes in the beneficial ownership. All such persons are required by the SEC to furnish Commerce with copies of all Section 16(a) reports they file.

Based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2004, we believe all Section 16(a) filing requirements applicable to these persons were timely complied with, except that Peter J. Ressler filed a Form 4 in connection with a purchase of common stock which was inadvertently late.

APPROVAL OF 2006 EMPLOYEE STOCK OPTION PLAN

At the Annual Meeting, you will be asked to vote to approve the 2006 Employee Stock Option Plan (the “Plan”). We recommend that you vote FOR it. Under the Plan, stock options may be granted which qualify, under the Internal Revenue Code of 1986, as amended, as incentive stock options as well as options that do not qualify as incentive stock options. All officers and employees of Commerce or any current or future subsidiary corporation are eligible to receive options under the Plan. The Board of Directors believes that the Plan will advance the interest of Commerce and its shareholders by strengthening Commerce’s ability to attract, retain and motivate officers and employees. The Plan is intended to replace the 1996 Employee Stock Option Plan upon its expiration on December 31 2005. A copy of the Plan is attached to this Proxy Statement as Appendix “A”.

Vote Required

If a majority of the shares of common stock entitled to vote at the meeting are voted for the Plan, the Plan will be approved.

Summary of the Plan

Here is a summary of the significant terms of the Plan approved by the Board of Directors (the summary is qualified in its entirety by reference to the text of the Plan in Appendix “A”):

Total Number of Shares Covered	500,000, subject to adjustment for stock dividends and stock splits.

Administration	The Compensation Committee or another committee designated by the Board will administer the plan.

Eligible Persons	Officers and employees of Commerce and the Bank. Approximately 700 employees are eligible to participate in the plan.

Exercise Price	Generally the fair market value of Commerce’s common stock on the date we grant the option.

Terms of Options	No more than 10 years from date of grant, not exercisable for 12 months after date of grant.

Vesting of Options	Options granted under the plan will be subject to a vesting schedule based upon the holding period from the date of grant.

Exercise of Options
The holder of an option can pay the exercise price of the option in cash, or at the Board of Directors’ or Compensation Committee’s discretion, with Commerce common stock (valued at the price of the common stock on the exercise date) or a combination of cash and Commerce stock.

Transferability	Options are not transferable except by will or by laws of descent and distribution.

Term of Plan	The Plan will expire on December 31, 2015, unless we terminate it earlier.

Plan Benefits

The benefits that will be received in the future under the Plan by particular individuals or groups are not determinable at this time. See the table on page 15 for the stock options granted in 2004 to the Named Executive Officers. During 2004, the current executive officers of Commerce as a group and the current employees of Commerce, including all current officers who are not executive officers of Commerce, as a group received the following awards under the 1996 Employee Stock Option Plan:

New Option Grants	Number of Shares Underlying Options Granted[1]	Exercise Price[1]	Expiration Date	Grant Date Present Value ($)

Executive Officer Group	57,000	$25.38	2014	$541,195

Non-Executive Officer & Employee Group	96,090	$25.25-$25.38	2014	810,310

1 Adjusted to reflect the two-for-one stock split paid February 25, 2005.

Tax Consequences - Generally

The following is a summary of federal income tax consequences pertaining to Plan options. It is not intended to constitute a detailed analysis of tax consequences. State and local tax consequences are not addressed.

Tax Consequences of Incentive Stock Options

If an employee is granted an Incentive Stock Option (ISO), exercises the ISO, and subsequently holds the stock received upon exercise of the ISO for at least one (1) year after the stock was received and for at least two (2) years from the date the ISO was granted, he or she will recognize no taxable income upon either the grant or the exercise of the ISO. When the employee sells the stock, he or she will recognize capital gain or capital loss equal to the difference between the sale price and the option price.

The amount by which the fair market value of the stock at the time of the exercise of the ISO exceeds the option price is a tax preference item, and may result in the employee having to pay an alternative minimum tax. However, the gain or loss from disposition of stock acquired pursuant to an ISO differs for purposes of regular tax and minimum tax computations. For minimum tax purposes, the basis of the stock is increased by the amount of the tax preference.

Commerce will not be entitled to a federal income tax deduction with respect to the grant of an ISO or the issuance of stock upon exercise of the ISO.

If the holder of an ISO fails to hold stock received upon exercise of the ISO for the periods described above, he or she will recognize ordinary income in the year he or she disposes of the stock in violation of the holding period requirements. The income recognized will generally be the lesser of (i) the excess of the fair market value of the stock on the date the ISO was exercised over the option price, or (ii) the gain recognized on disposition of the stock. Commerce will ordinarily be entitled to take a deduction for federal income tax purposes equal to the ordinary income recognized by the employee for the year in which the disposition occurs.

Tax Consequences of Non-Qualified Stock Options

If an employee is granted a Non-Qualified Stock Option (NQSO) under the Plan, he or she will generally recognize no taxable income at the date the NQSO is granted. However, the employee will usually recognize ordinary income at the time the employee exercises the NQSO in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the option exercise price. Commerce will be entitled to a federal tax deduction in an amount equal to the ordinary income recognized by the employee.

Equity Compensation Plan Information

The following table contains information about Commerce’s equity compensation plans as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)[1]	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of sercurities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)[2]

Equity compensation plans approved by security holders	944,967	$14.12	414,485

Equity compensation plans not approved by security holders	N/A	N/A	N/A
TOTAL	944,967	$14.12	414,485

1	Adjusted to reflect the two-for-one stock split paid February 25, 2005.

2
Includes total shares available for employees through the Employee Stock Purchase Plan and also shares available for all shareholders under the Commerce’s Dividend Reinvestment and Stock Purchase Plan.

OTHER BUSINESS

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the Annual Meeting other than the election of directors and the approval of the 2006 Employee Stock Option Plan. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxy holders see fit.

INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant during 2004 was Beard Miller Company LLP (Beard Miller), 320 East Market Street, Harrisburg, PA 17101. The Audit Committee has selected Beard Miller to be our principal accountant for 2005. We expect a representative of Beard Miller to attend the Annual Meeting, to have the opportunity to make a statement, if he or she so desires, and to be available to respond to appropriate questions.

The Sarbanes Oxley Act of 2002 and the auditor independence rules of the United States Securities and Exchange Commission require all public accounting firms who audit public companies to obtain authority from their respective audit committees in order to provide professional services without impairing independence. Before

Beard Miller performs any services for Commerce, the Audit Committee is informed that such services are necessary and is advised of the estimated costs of such services. The Audit Committee then decides whether to approve Beard Miller’s performance of the services. In 2004, all services performed by Beard Miller were approved in advance pursuant to these procedures. The Audit Committee has determined that the performance by Beard Miller of tax services is compatible with maintaining that firm’s independence.

Fees Billed by Independent Public Accountants

Fees for professional services provided by Beard Miller Company LLP were as follows for the last two fiscal years:

	2004	2003
Audit Fees[1]	$177,888	$86,755
Audit-Related Fees[2]	9,900	8,000
Tax Fees[3]	10,986	7,375

	$198,774	$102,130

1
Includes professional services rendered for the audit of the Commerce’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA and student loan audits and procedures relating to the 2004 S-1 filing which totaled $80,469), including out-of-pockets expenses.

2	Assurance and related services reasonably related to the performance of the audit or review of financial statements, including employee benefit plan audits and accounting research.
3
Tax fees include the preparation of state and federal tax returns and assistance with IRS notices and payroll tax matters and change in accounting method elections for prepaid expenses and deferred loan costs.

The 2004 fees were approved in accordance with the Audit Committee’s policy. The de minimus exception (as defined in Rule 202 of the Sarbanes-Oxley Act) was not applied to any of the 2004 total fees.

Shareholder Proposals for the 2006 Annual Meeting of Shareholders

Under Commerce's Bylaws, no shareholder proposals may be brought before an Annual Meeting of Shareholders unless a proposal is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to Commerce (containing information specified in the Bylaws) not less than 120 days prior to the anniversary of the mailing of the previous year's proxy statement. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in Commerce's proxy statement. A shareholder wishing to submit a proposal for consideration at the 2006 Annual Meeting of Shareholders, either under SEC Rule 14a-8, or otherwise, should do so no later than December 23, 2005.

If the Corporate Secretary of Commerce receives notice of a shareholder proposal that complies with the governing Bylaw provision on or prior to the required date and if such proposal is properly presented at the 2006 Annual Meeting of Shareholders, the proxies appointed by Commerce may exercise discretionary authority in voting on such proposal if, in Commerce's proxy statement for such meeting, Commerce advises shareholders of the nature of such proposal and how the proxies appointed by Commerce intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate proxy statement to Commerce's shareholders.

The presiding officer of the meeting may refuse to permit any proposal to be made at an Annual Meeting by a shareholder who has not complied with all of the governing Bylaw procedures, including receipt of the required notice by the Corporate Secretary for Commerce by the date specified. If a shareholder proposal is received by Commerce after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2006 Annual Meeting of Shareholders, the proxies appointed by Commerce may exercise discretionary authority when voting on such proposal.

If the date of our next Annual Meeting is advanced or delayed by more than 30 days from May 19, 2006, we will promptly inform you of the change of the Annual Meeting and the date by which shareholder proposals must be received.

ANNUAL REPORT

Commerce sends only one annual report to shareholders sharing the same address. We will promptly deliver a separate copy of the annual report to a security holder at a shared address to which we sent a single copy, upon our receipt of a written request sent to the address below. If you wish to receive a separate copy of the annual report in the future, notify Commerce at the phone number or address below. You can also request that we send only a single copy of the proxy statement to security holders at a shared address, by sending written notice to the address below.

Additionally, you can obtain a copy of the Commerce Annual Report on Form 10-K for the year ended December 31, 2004 at no charge by writing to:

Sherry Richart, Investor Relations
Pennsylvania Commerce Bancorp, Inc.
P.O. Box 8599
Camp Hill, PA 17001-8599
1-888-937-0004

RETURN OF PROXY

You should sign, date and return the enclosed proxy card as soon as possible whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

PETER J. RESSLER
Secretary

Camp Hill, Pennsylvania
April 22, 2005

APPENDIX A

PENNSYLVANIA COMMERCE BANCORP, INC.
2006 EMPLOYEE STOCK OPTION PLAN

1.	Purpose of Plan

The purpose of this Plan is to enable Pennsylvania Commerce Bancorp, Inc. (hereinafter referred to as “Commerce”) to continue to compete successfully in attracting and retaining key employees with outstanding abilities by making it possible for them to purchase shares of Commerce's common stock on terms which will give them a more direct and continuing interest in the future success of Commerce.

2.	Definitions

"Commerce" means Pennsylvania Commerce Bancorp, Inc., a Pennsylvania corporation and bank holding company.

"Board" means the Board of Directors of Commerce.

"Committee" means a committee established by the Board. The Committee shall consist of three or more members of the Board. No member of the Committee may receive Options under the Plan. The Compensation Committee may be the Committee if it meets these qualifications.

"Employees" means employees, including officers, regularly employed on a salary basis by Commerce. “Employment with Commerce”, or words to that effect, shall include employment by any subsidiary or affiliate of Commerce.

“Fair Market Value” of a share of Commerce's common stock shall mean its closing sale price on the principal stock exchange on which the stock is traded on the date as of which the value is being determined. If there is no reported sale on that date, the Fair Market Value shall be the closing sale on the next preceding day for which a sale was reported. However, the Committee, in the good faith exercise of its discretion, may determine that the closing sale price does not reflect the true Fair Market Value of a share of common stock. If it so determines, the Fair Market Value shall be the average closing sale price on the principal stock exchange on which Commerce's common stock is traded during the twenty (20) day period immediately preceding the date on which Fair Market Value is being determined.

“ISO” means an incentive stock option described in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

“NQSO” means a stock option, which is not described in Section 422 of the Code.

“Option” means an option, either in the form of an ISO or NQSO, granted in accordance with the terms of this Plan.

"Optionee" means a person to whom an option has been granted under this Plan.

“Option Price” means the per share exercise price of the shares of Commerce common stock covered by each option.

"Shares" means shares of common stock of Commerce.

3.	Aggregate Number of Shares

The total number of Shares for which Options may be granted under this Plan shall not exceed in the aggregate 500,000 shares, subject to appropriate adjustment if the number of issued shares shall be increased or reduced by change in par value, combination, or split-up, reclassification, distribution of a dividend payable in stock, or similar corporate action. Shares covered by Options, which have expired, which have been cancelled or otherwise surrendered may again be available for option under this Plan. Options may be granted in the form of ISOs or NQSOs.

4.	Adjustment of Options

The number of Shares optioned from time to time to individual Optionees under the Plan, and the Option Prices therefor, shall be appropriately adjusted to reflect any changes in par value, combination, split-up, reclassification, distribution of dividend payable in stock, or the like.

5.	Granting of Options

The Board, or if the Board so determines, the Committee, is authorized to grant Options to selected employees pursuant to this Plan during the calendar year 2006 and in any calendar year thereafter to December 31, 2015. The number of Shares, if any, optioned in each year, the employees to whom Options are granted, and the number of Shares optioned to each employee selected shall be wholly within the discretion of the Board or the Committee. The Board may grant both ISOs and NQSOs to the same employee. Board action on Options and administration of this Plan shall be only upon the advice and recommendation of the Committee if the Board has appointed a Committee.

6.	Terms of ISOs

ISOs granted under this Plan shall contain the following terms:

(a)
The ISO price shall be fixed by the Board or the Committee but shall in no event be less than 100% of the fair market value of the Shares subject to the ISO on the date the ISO is granted. The ISO price, in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding Shares of Commerce's common stock shall be at least 110% of the fair market value of the Shares subject to the ISO on the date the ISO is granted.

(b)	ISOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No ISO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

(c)
Each ISO shall expire and all rights under the ISO shall end at the expiration of the exercise period for the ISO, which shall not be more than ten years after the date on which it was granted. Provided, however, that in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding shares of Commerce's common stock, ISOs shall expire no more than five years after the date on which the ISO was granted.

(d)
ISOs shall be exercisable only by the Optionee during the Optionee’s lifetime. ISOs may be exercised only while employed by Commerce or within (i) three years after retirement, or (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of Section 6). In all other respects, an ISO is exercisable by retired or terminated Optionees only to the extent the ISO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the ISOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 6).

(e)
If an Optionee dies within a period during which an ISO could have been exercised by the Optionee, the ISO may be exercised within three years after the Optionee’s death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 6) by those entitled under the Optionee’s will or the laws of descent and distribution, but only if and to the extent the ISO was exercisable by the Optionee immediately prior to the Optionee’s death.

(f)
If Optionee's employment with Commerce is terminated by Commerce due to the misconduct of Optionee, as determined in the reasonable judgment of management of Commerce, all ISOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

(g)
ISOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the ISOs as the Board or the Committee of the Board may fix at the time of grant.

(h)
ISOs shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit that individual first to exercise ISOs, in any calendar year, for the purchase of Shares having a fair market value in excess of $100,000 (determined at the time of the grant of the ISOs). Any Optionee may exercise ISOs for the purchase of Shares valued in excess of $100,000 (determined at the grant of the ISOs) in any calendar year, but only if the right to exercise the ISOs shall have first become available in prior calendar years.

(i)	An ISO shall be automatically converted to an NQSO in the event all requirements of Section 422 of the Code are not met.

7.     Terms of NQSOs.

NQSOs granted under this Plan shall contain the following terms:

(a)	The NQSO price shall be fixed by the Board or the Committee, and may be less than 100% of the fair market of the Shares subject to the NQSO on the date the NQSO is granted.

(b)	NQSOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No NQSO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

(c)
Each NQSO shall expire and all rights under the NQSO shall end at the expiration of the exercise period for the NQSO, which shall not be more than ten years after the date on which it was granted. The Board or the Committee shall establish the exercise period for each NQSO, subject in all cases to paragraphs (d), (e) and (f) of this Section 7.

(d)
NQSOs shall be exercisable only by the Optionee during the Optionee’s lifetime. NQSOs may be exercised only while employed by Commerce or within (i) three years after retirement, or (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of Section 7). In all other respects, an NQSO is exercisable by retired or terminated Optionees only to the extent the NQSO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the NQSOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 7).

(e)
If an Optionee dies within a period during which an NQSO could have been exercised by the Optionee, the NQSO may be exercised within three years after the Optionee’s death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 7) by those entitled under the Optionee’s will or the laws of descent and distribution, but only if and to the extent the NQSO was exercisable by the Optionee immediately prior to the Optionee’s death.

(f)
If Optionee's employment with Commerce is terminated by Commerce due to the misconduct of Optionee, as determined in the reasonable judgment of management of Commerce, all NQSOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

(g)
NQSOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the NQSOs as the Board or the Committee of the Board may fix at the time of grant.

8.	Vesting of Options

No Option granted under this Plan may be exercised within one year from the date of the grant of the Option. Options held more than one year may be exercised based upon the Option holding period, pursuant to the following schedule:

Option Holding Period	Percent Vested

Less than 1 year	0%
More than 1 year and less than 2 years	25
More than 2 years and less than 3 years	50
More than 3 years and less than 4 years	75
More than 4 years	100

9.	Exercise Eligibility Period Following Termination of Employment

Options granted under this Plan less than one year prior to date of termination of employment are not exercisable under any circumstances. Options granted at least one year prior to termination of employment must be exercised prior to the expiration date of the Option and within the period set forth below depending upon the reason for termination:

Termination Reason	Options Eligible for Exercise	Exercise Eligibility Period

Retirement	100% of outstanding Options	3 years from retirement date

Death while employed	100% of outstanding Options	3 years from date of death

Total & permanent disability	100% of outstanding Options	1 year from termination date

Misconduct	None	Not applicable

Any other reason	Any Option 100% vested plus the vested portion of the next oldest Option	3 months from termination date

10.	Reorganization of Commerce

In the event that Commerce is succeeded by another corporation or bank in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation or bank shall assume the outstanding Options granted under this Plan or shall substitute new Options for them.

11.	Delivery of Shares

No Shares shall be delivered upon the exercise of an Option until the Option price has been paid in full in cash or, at the discretion of the Board or the Committee, in whole or in part in Commerce's common stock owned by the Optionee valued at fair market value on the date of exercise. If required by the Board, no Shares will be delivered upon the exercise of an Option until the Optionee has given Commerce a satisfactory written statement that he is purchasing the Shares for investment and not with a view to the sale or distribution of Shares.

12.	Continuation of Employment

Neither this Plan nor any Option granted under this Plan shall confer upon any employee any right to continue in the employ of Commerce or limit in any respect the right of Commerce or to terminate the employee’s employment at any time.

13.	Administration

The Board or the Committee may make rules and regulations and establish procedures as it deems appropriate for the administration of this Plan. In the event of a disagreement as to the interpretation of this Plan, any amendment thereto, any rule, regulation or procedure thereunder, or as to any right or obligation arising from or related to this Plan, the decision of the Board or the Committee shall be final and binding upon all persons in interest, including Commerce, Optionees, and shareholders of Commerce.

14.	Reservation of Shares

Shares delivered upon the exercise of an Option shall, in the discretion of the Board or the Committee, be either authorized but unissued Shares, or previously issued Shares acquired by Commerce through purchase in the open market or otherwise, or a combination of both. Commerce shall be under no obligation to reserve or to retain in its treasury any particular number of Shares at any time, and no particular Shares, whether unissued or held as treasury Shares, shall be identified as those optioned under this Plan.

15.	Amendment of Plan

The Board without further action by the shareholders may amend this Plan from time to time as it deems desirable. However, no such amendment shall increase the maximum number of Shares for which Options may be granted, reduce the minimum Option Price, extend the maximum Option period, or permit the granting of Options after December 31, 2015.

16.	Termination of the Plan

The Board may, in its discretion, terminate this Plan at any time prior to December 31, 2015. Termination of the Plan shall not deprive Optionees of Options granted prior to termination of the Plan.

17.	Effective Date - Shareholder Approval

This Plan shall become effective as of January 1, 2006, subject to approval by the holders of a majority of the shares casting a vote at a meeting of shareholders of Commerce where a quorum is present.

PROXY

PENNSYLVANIA COMMERCE BANCORP, INC.
100 Senate Avenue
Camp Hill, PA 17011
Telephone: (717) 975-5630

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF PENNSYLVANIA COMMERCE BANCORP, INC.

The undersigned hereby appoints Douglas S. Gelder and Howell C. Mette as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Pennsylvania Commerce Bancorp, Inc. held of record by the undersigned on March 28, 2005 at the Annual Meeting of Shareholders to be held on May 20, 2005.

1.  ELECTION OF DIRECTORS:

For all Nominees Listed Below ________	Withhold Authority_________
(except as indicated below)

Gary L. Nalbandian, James R. Adair, John J. Cardello, Douglas S. Gelder, Alan R. Hassman, Michael A. Serluco, Howell C. Mette,
Samir J. Srouji, M.D.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

2. APPROVAL OF THE 2006 EMPLOYEE STOCK OPTION PLAN

FOR_____ AGAINST_____ ABSTAIN_____

3. OTHER BUSINESS:

Take action on other business, which may properly come before the meeting.

FOR_____  AGAINST_____ ABSTAIN_____

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS, “FOR” THE APPROVAL OF THE 2006 EMPLOYEE STOCK OPTION PLAN AND “FOR” ANY FOR ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated this day of , 2005.	(SEAL)
Signature

(SEAL)
Signature

When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope. No postage is necessary if mailed in the United States in the enclosed self-addressed envelope.